EXHIBIT 99.1

Home BancShares, Inc. Announces Record Quarterly Earnings of $13.5 Million

CONWAY, Ark., July 21, 2011 (GLOBE NEWSWIRE) -- Home BancShares, Inc. (Nasdaq:HOMB), parent company of Centennial Bank, today announced second quarter earnings of $13.5 million, or $0.45 diluted earnings per common share, compared to $9.0 million, or $0.29 diluted earnings per common share for the same quarter in 2010. The Company increased its second quarter net income by $4.6 million or 51.2% for the three months ended June 30, 2011 compared to the same period of the previous year.

Because acquisitions are growth and capital management strategies, earnings excluding amortization of intangibles after-tax are useful in evaluating the Company. Diluted earnings per common share excluding intangible amortization for the second quarter of 2011 was $0.46 compared to $0.30 diluted earnings per common share excluding intangible amortization for the same period in 2010.

"The second quarter of 2011 is the most profitable quarter in the history of the Company," said John Allison, Chairman. "In addition, we have continued to show consistency in our strong reserves as well as keeping our capital levels considerably above the regulators' capital requirements. This leaves us well positioned to take advantage of opportunistic FDIC deals as they become available."

 "During the second quarter," said Randy Sims, Chief Executive Officer, "not only did we see our net interest margin improve 39 basis points over the second quarter of 2010 but also reported considerable improvements in the non-performing non-covered loans and non-performing non-covered assets when compared to those during 2010.  Our continued success in the second quarter of 2011 is an exciting time for our Company."

Operating Highlights

Net interest income for the second quarter of 2011 was a quarterly record for the Company, increasing 27.6% to $35.7 million compared to $28.0 million for the second quarter of 2010.  For the second quarter of 2011, the effective yield on non-covered loans and covered loans was 6.60% and 6.95%, respectively. Net interest margin, on a fully taxable equivalent basis, was also a quarterly record at 4.69% for the quarter just ended compared to 4.30% in the second quarter of 2010, an increase of 39 basis points.  The Company's ability to improve pricing on its loan portfolio and interest bearing deposits allowed the Company to improve net interest margin.

The Company reported $9.1 million of non-interest income for the second quarter of 2011, compared to $8.2 million for the second quarter of 2010. The most significant components of the second quarter non-interest income were $3.6 million from service charges on deposits accounts, $2.6 million from other service charges and fees, $1.5 million of accretion on the FDIC indemnification asset, $661,000 from mortgage lending income, $470,000 from insurance commissions and $287,000 increase in cash value of life insurance offset by a $1.0 million loss on sale of OREO. The Company increased second quarter non-interest income by $907,000, or 11.0%, for the three months ended June 30, 2011 compared to the same period of the previous year.

Non-interest expense for the second quarter of 2011 was $23.9 million compared to $19.0 million for the second quarter of 2010. This increase is primarily the result of increasing the asset size of our Company by 21.6% from the second quarter of 2010 to the second quarter of 2011. For the second quarter of 2011, our core efficiency ratio was 49.39% or 61 basis points better than our targeted goal of 50%.

Financial Condition

Total non-covered loans were $1.81 billion at June 30, 2011 compared to $1.89 billion at December 31, 2010.  Total covered loans were $548.2 million at June 30, 2011 compared to $575.8 million at December 31, 2010. Total deposits were $2.90 billion at June 30, 2011 compared to $2.96 billion at December 31, 2010. Total assets were $3.69 billion at June 30, 2011 compared to $3.76 billion at December 31, 2010.

Non-performing non-covered loans were $31.2 million as of June 30, 2011, of which $21.3 million were located in Florida. Non-performing non-covered loans as a percent of total non-covered loans were 1.72% as of June 30, 2011 compared to 2.62% as of December 31, 2010. Non-performing non-covered assets were $51.1 million as of June 30, 2011, of which $24.8 million were located in Florida. Non-performing non-covered assets as a percent of total non-covered assets were 1.75% as of June 30, 2011 compared to the 2.08% reported for December 31, 2010.

The Company's allowance for loan losses was $56.8 million at June 30, 2011, or 3.13% of total non-covered loans, compared to $53.3 million, or 2.82% of total non-covered loans, at December 31, 2010. As of June 30, 2011, the Company's allowance for loan losses was 182% of its total non-performing non-covered loans compared to 108% as of December 31, 2010.

Stockholders' equity was $504.4 million at June 30, 2011 compared to $476.9 million at December 31, 2010, an increase of $27.5 million. Book value per common share was $15.96 at June 30, 2011 compared to $15.02 at December 31, 2010.

Branches

During the first six months of 2011, the Company completed eight strategic branch closures in Florida. Those closed during the first quarter of 2011 include one branch in Port St. Joe, one grocery store branch in each of the Crawfordville and Blountstown locations and four branches associated with the acquisition of Gulf State Community Bank in 2010.  The one branch closure completed during the second quarter of 2011 was also associated with the Gulf State acquisition.

Presently, the Company is evaluating opportunities but has no firm commitments for additional de novo branch locations.

Conference Call

Management will conduct a conference call to review this information at 1:00 p.m. CT (2:00 ET) on Thursday, July 21, 2011. Interested parties can listen to this call by calling 1-877-317-6789 and asking for the Home BancShares conference call. A replay of the call will be available by calling 1- 877-344-7529, Passcode: 451742, which will be available until July 29, 2011 at 8:00 a.m. CT (9:00 ET).  Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com under "Investor Relations" for 12 months.

General

This release contains forward-looking statements regarding the Company's plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand, estimates regarding impairment charges, the ability to recover some portion of the impaired indebtedness and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Home BancShares, Inc.'s financial results are included in its Annual Report on Form 10-K for the year ended December 31, 2010 filed with the Securities and Exchange Commission.

Home BancShares, Inc. is a bank holding company, headquartered in Conway, Arkansas. Our wholly-owned subsidiary Centennial Bank provides a broad range of commercial and retail banking plus related financial services to businesses, real estate developers, investors, individuals and municipalities. Centennial Bank has locations in central Arkansas, north central Arkansas, southern Arkansas, the Florida Keys, southwestern Florida, central Florida, and the Florida Panhandle. The Company's common stock is traded through the NASDAQ Global Select Market under the symbol "HOMB."

Home BancShares, Inc.
Consolidated End of Period Balance Sheets
(Unaudited)

	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
(In thousands)	2011	2011	2010	2010	2010

ASSETS

Cash and due from banks	$ 48,207	$ 58,123	$ 49,927	$ 39,894	$ 34,912
Interest-bearing deposits with other banks	231,667	201,834	237,605	168,173	153,302
Cash and cash equivalents	279,874	259,957	287,532	208,067	188,214
Federal funds sold	7,595	1,175	27,848	800	8,665
Investment securities - available for sale	541,534	510,019	469,864	380,717	346,621
Loans receivable not covered by loss share	1,812,718	1,849,302	1,892,374	1,955,263	1,965,489
Loans receivable covered by FDIC loss share	548,236	566,463	575,776	408,239	218,283
Allowance for loan losses	(56,784)	(53,591)	(53,348)	(43,784)	(43,614)
Loans receivable, net	2,304,170	2,362,174	2,414,802	2,319,718	2,140,158
Bank premises and equipment, net	90,128	90,413	81,939	74,860	75,314
Foreclosed assets held for sale not covered by loss share	19,855	17,877	11,626	12,695	11,638
Foreclosed assets held for sale covered by FDIC loss share	21,941	21,079	21,568	18,563	7,420
FDIC indemnification asset	211,383	224,075	227,258	176,844	83,262
Cash value of life insurance	52,101	51,815	51,970	51,694	51,366
Accrued interest receivable	12,338	15,337	16,176	15,269	13,071
Deferred tax asset, net	22,265	21,420	18,586	13,080	9,652
Goodwill	59,663	59,663	59,663	59,663	53,039
Core deposit and other intangibles	10,030	10,734	11,447	8,402	6,406
Other assets	61,592	58,042	62,367	51,765	44,063
Total assets	$ 3,694,469	$ 3,703,780	$ 3,762,646	$ 3,392,137	$ 3,038,889

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities
Deposits:
Demand and non-interest-bearing	$ 462,275	$ 447,245	$ 392,622	$ 368,822	$ 337,073
Savings and interest-bearing transaction accounts	1,122,034	1,112,948	1,108,309	926,746	833,912
Time deposits	1,315,484	1,357,338	1,460,867	1,268,868	1,015,507
Total deposits	2,899,793	2,917,531	2,961,798	2,564,436	2,186,492
Federal funds purchased	--	--	--	--	--
Securities sold under agreements to repurchase	65,632	69,834	74,459	73,015	62,869
FHLB borrowed funds	150,124	150,247	177,270	187,393	232,416
Accrued interest payable and other liabilities	30,140	33,512	27,863	24,494	22,558
Subordinated debentures	44,331	44,331	44,331	44,331	47,439
Total liabilities	3,190,020	3,215,455	3,285,721	2,893,669	2,551,774

Stockholders' equity
Preferred stock	49,547	49,502	49,456	49,411	49,366
Common stock	285	285	285	284	283
Capital surplus	433,306	433,130	432,962	432,668	431,343
Retained earnings	15,766	4,428	(6,079)	9,934	2,580
Accumulated other comprehensive income (loss)	5,545	980	301	6,171	3,543
Total stockholders' equity	504,449	488,325	476,925	498,468	487,115
Total liabilities and stockholders' equity	$ 3,694,469	$ 3,703,780	$ 3,762,646	$ 3,392,137	$ 3,038,889

Home BancShares, Inc.
Consolidated Statements of Income (Loss)
(Unaudited)

	Quarter Ended					Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
(In thousands)	2011	2011	2010	2010	2010	2011	2010

Interest income
Loans	$ 39,690	$ 38,955	$ 39,187	$ 35,673	$ 33,136	$ 78,645	$ 63,002
Investment securities
Taxable	2,204	2,160	1,688	1,802	1,935	4,364	3,562
Tax-exempt	1,543	1,528	1,292	1,492	1,500	3,071	2,979
Deposits - other banks	142	105	150	92	81	247	166
Federal funds sold	1	7	24	3	5	8	10

Total interest income	43,580	42,755	42,341	39,062	36,657	86,335	69,719

Interest expense
Interest on deposits	5,986	6,260	6,816	6,319	5,872	12,246	11,167
Federal funds purchased	--	--	--	--	--	--	--
FHLB borrowed funds	1,227	1,291	1,461	1,854	2,082	2,518	4,259
Securities sold under
agreements to repurchase	125	139	148	137	118	264	212
Subordinated debentures	543	538	539	599	600	1,081	1,197

Total interest expense	7,881	8,228	8,964	8,909	8,672	16,109	16,835

Net interest income	35,699	34,527	33,377	30,153	27,985	70,226	52,884
Provision for loan losses	--	1,250	63,000	3,000	3,750	1,250	6,850
Net interest income (loss) after
provision for loan losses	35,699	33,277	(29,623)	27,153	24,235	68,976	46,034

Non-interest income
Service charges on deposit accounts	3,639	3,151	3,325	3,551	3,583	6,790	6,724
Other service charges and fees	2,602	2,284	2,018	1,816	1,899	4,886	3,537
Mortgage lending income	661	645	1,289	760	650	1,306	1,062
Mortgage servicing income	--	--	--	--	154	--	314
Insurance commissions	470	607	276	248	309	1,077	656
Income from title services	110	91	110	98	148	201	255
Increase in cash value of life insurance	287	239	277	330	348	526	776
Dividends from FHLB, FRB & bankers' bank	181	141	142	151	142	322	268
Gain on acquisitions	--	--	25,150	--	--	--	9,334
Gain on sale of SBA loans	--	259	--	--	18	259	18
Gain (loss) on sale of premises & equip, net	77	(4)	(129)	2	12	73	219
Gain (loss) on OREO, net	(1,007)	(94)	358	(1,063)	(404)	(1,101)	(245)
Gain (loss) on securities, net	--	--	(3,606)	(37)	--	--	--
FDIC indemnification accretion	1,463	1,837	1,877	1,895	663	3,300	736
Other income	644	884	790	556	698	1,528	1,211

Total non-interest income	9,127	10,040	31,877	8,307	8,220	19,167	24,865

Non-interest expense
Salaries and employee benefits	10,680	11,078	11,630	9,637	9,080	21,758	17,614
Occupancy and equipment	3,648	3,713	4,128	3,264	2,973	7,361	5,772
Data processing expense	1,137	1,285	972	848	954	2,422	1,816
Other operating expenses	8,391	7,785	9,432	7,545	5,983	16,176	12,343

Total non-interest expense	23,856	23,861	26,162	21,294	18,990	47,717	37,545

Income (loss) before income taxes	20,970	19,456	(23,908)	14,166	13,465	40,426	33,354
Income tax expense (benefit)	7,424	6,740	(10,101)	4,606	4,508	14,164	11,516
Net income (loss)	13,546	12,716	(13,807)	9,560	8,957	26,262	21,838
Preferred stock dividends & accretion of discount on preferred stock	670	670	670	670	670	1,340	1,340
Net income (loss) available to common shareholders	$ 12,876	$ 12,046	$ (14,477)	$ 8,890	$ 8,287	$ 24,922	$ 20,498

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

	Quarter Ended					Six Months Ended
(Dollars and shares in thousands,	Jun. 30,	Mar. 31,	Dec. 31,	Sept. 30,	Jun. 30,	Jun. 30,	Jun. 30,
except per share data)	2011	2011	2010	2010	2010	2011	2010

PER SHARE DATA

Diluted earnings (loss) per common share	$ 0.45	$ 0.42	$ (0.51)	$ 0.31	$ 0.29	$ 0.87	$ 0.72
Diluted earnings (loss) per common share excluding intangible amortization	0.46	0.44	(0.49)	0.33	0.30	0.90	0.74
Basic earnings (loss) per common share	0.46	0.42	(0.51)	0.32	0.29	0.88	0.72
Dividends per share - common	0.0540	0.0540	0.0540	0.0540	0.0540	0.1080	0.1085
Book value per common share	15.96	15.41	15.02	15.79	15.44	15.96	15.44
Tangible book value per common share	13.52	12.93	12.52	13.40	13.35	13.52	13.35

STOCK INFORMATION

Average common shares outstanding	28,491	28,469	28,443	28,403	28,320	28,480	28,299
Average diluted shares outstanding	28,690	28,672	28,659	28,644	28,586	28,683	28,554
End of period common shares outstanding	28,496	28,483	28,452	28,434	28,344	28,496	28,344

ANNUALIZED PERFORMANCE RATIOS

Return on average assets	1.47%	1.40%	-1.45%	1.15%	1.17%	1.43%	1.51%
Return on average assets excluding intangible amortization	1.54%	1.47%	-1.43%	1.22%	1.25%	1.51%	1.59%
Return on average common equity	11.64%	11.35%	-12.77%	7.81%	7.69%	11.50%	9.72%
Return on average tangible common equity excluding intangible amortization	14.28%	14.07%	-14.64%	9.55%	9.30%	14.18%	11.63%
Efficiency ratio	50.39%	50.68%	38.27%	52.14%	49.39%	50.54%	45.68%
Core efficiency ratio	49.39%	51.19%	52.24%	47.20%	47.59%	50.27%	49.36%
Net interest margin - FTE	4.69%	4.61%	4.19%	4.35%	4.30%	4.65%	4.28%
Fully taxable equivalent adjustment	1,117	1,108	950	1,084	1,067	2,225	2,117

EARNINGS (LOSS) EXCLUDING
INTANGIBLE AMORTIZATION

GAAP net income (loss) available to common shareholders	$ 12,876	$ 12,046	$ (14,477)	$ 8,890	$ 8,287	$ 24,922	$ 20,498
Intangible amortization after-tax	428	433	501	410	354	861	645
Earnings (loss) excluding intangible amortization	$ 13,304	$ 12,479	$ (13,976)	$ 9,300	$ 8,641	$ 25,783	$ 21,143

GAAP diluted earnings (loss) per share	$ 0.45	$ 0.42	$ (0.51)	$ 0.31	$ 0.29	$ 0.87	$ 0.72
Intangible amortization after-tax	0.01	0.02	0.02	0.02	0.01	0.03	0.02
Diluted earnings (loss) per share excluding intangible amortization	$ 0.46	$ 0.44	$ (0.49)	$ 0.33	$ 0.30	$ 0.90	$ 0.74

OTHER OPERATING EXPENSES

Advertising	$ 1,015	$ 998	$ 682	$ 532	$ 453	$ 2,013	$ 819
Merger and acquisition expenses	--	11	2,195	1,653	258	11	1,317
Amortization of intangibles	704	713	825	674	583	1,417	1,062
Amortization of mortgage servicing rights	--	--	--	--	218	--	436
Electronic banking expense	697	659	506	495	496	1,356	973
Directors' fees	179	185	177	176	181	364	326
Due from bank service charges	119	140	104	142	103	259	193
FDIC and state assessment	1,058	1,093	884	908	986	2,151	1,884
Insurance	408	371	315	309	296	779	596
Legal and accounting	462	447	450	426	356	909	744
Mortgage servicing expense	--	--	(6)	4	76	--	160
Other professional fees	569	413	460	385	368	982	681
Operating supplies	322	289	270	226	207	611	393
Postage	242	245	194	167	164	487	314
Telephone	259	263	294	240	152	522	290
Other expense	2,357	1,958	2,082	1,208	1,086	4,315	2,155

Total other operating expenses	$ 8,391	$ 7,785	$ 9,432	$ 7,545	$ 5,983	$ 16,176	$ 12,343

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
(Dollars in thousands)	2011	2011	2010	2010	2010

BALANCE SHEET RATIOS

Total loans to total deposits	81.42%	82.80%	83.33%	92.16%	99.88%
Common equity to assets	12.3%	11.8%	11.4%	13.2%	14.4%
Tangible common equity to tangible assets	10.6%	10.1%	9.7%	11.5%	12.7%

ALLOWANCE FOR LOAN LOSSES

Balance, beginning of period	$ 53,591	$ 53,348	$ 43,784	$ 43,614	$ 42,845
Loans charged off	1,560	1,622	53,634	3,047	4,052
Recoveries of loans previously charged off	4,753	615	198	217	1,071
Net loans charged off	(3,193)	1,007	53,436	2,830	2,981
Provision for loan losses	--	1,250	63,000	3,000	3,750
Balance, end of period	$ 56,784	$ 53,591	$ 53,348	$ 43,784	$ 43,614

Net charge-offs to average non-covered loans	-0.70%	0.22%	10.84%	0.57%	0.61%
Allowance for loan losses to total non-covered loans	3.13%	2.90%	2.82%	2.24%	2.22%

NON-PERFORMING ASSETS
NOT COVERED BY LOSS SHARE

Non-performing non-covered loans
Non-accrual non-covered loans	$ 29,773	$ 33,524	$ 48,924	$ 41,412	$ 38,069
Non-covered loans past due 90 days or more	1,456	9	578	162	53
Total non-performing non-covered loans	31,229	33,533	49,502	41,574	38,122
Other non-performing non-covered assets
Non-covered foreclosed assets held for sale, net	19,855	17,877	11,626	12,695	11,638
Other non-performing non-covered assets	9	15	77	87	307
Total other non-performing non-covered assets	19,864	17,892	11,703	12,782	11,945
Total non-performing non-covered assets	$ 51,093	$ 51,425	$ 61,205	$ 54,356	$ 50,067

Allowance for loan losses to non-performing non-covered loans	181.83%	159.82%	107.77%	105.32%	114.41%
Non-performing non-covered loans to total non-covered loans	1.72%	1.81%	2.62%	2.13%	1.94%
Non-performing non-covered assets to total non-covered assets	1.75%	1.78%	2.08%	1.95%	1.83%

Home BancShares, Inc.
Loan Information
(Unaudited)

	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
(Dollars in thousands)	2011	2011	2010	2010	2010

LOANS NOT COVERED BY LOSS SHARE

Real estate
Commercial real estate loans
Non-farm/non-residential	$ 754,251	$ 787,069	$ 805,635	$ 824,041	$ 823,465
Construction/land development	363,310	351,704	348,768	366,302	365,779
Agricultural	26,826	25,760	26,798	27,019	26,989
Residential real estate loans
Residential 1-4 family	348,402	359,714	371,381	377,843	376,196
Multifamily residential	48,803	55,987	59,319	59,032	65,147
Total real estate	1,541,592	1,580,234	1,611,901	1,654,237	1,657,576
Consumer	42,662	44,117	51,642	35,729	33,566
Commercial and industrial	173,285	175,969	184,014	215,245	222,403
Agricultural	25,929	18,746	16,549	23,177	23,307
Other	29,250	30,236	28,268	26,875	28,637
Loans receivable not covered by loss share	$ 1,812,718	$ 1,849,302	$ 1,892,374	$ 1,955,263	$ 1,965,489

LOANS COVERED BY LOSS SHARE

Real estate
Commercial real estate loans
Non-farm/non-residential	$ 198,005	$ 204,882	$ 208,678	$ 142,571	$ 82,137
Construction/land development	128,015	129,562	127,340	111,850	65,330
Agricultural	4,108	5,808	5,454	1,805	1,637
Residential real estate loans
Residential 1-4 family	166,136	171,281	180,914	110,271	43,320
Multifamily residential	9,113	9,173	9,176	12,014	8,158
Total real estate	505,377	520,706	531,562	378,511	200,582
Consumer	510	548	498	215	271
Commercial and industrial	41,423	44,038	42,443	29,136	17,423
Agricultural	--	--	63	1	--
Other	926	1,171	1,210	376	7
Loans receivable covered by loss share	$ 548,236	$ 566,463	$ 575,776	$ 408,239	$ 218,283

Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Three Months Ended
	June 30, 2011			March 31, 2011
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands)	Balance	Expense	Rate	Balance	Expense	Rate

ASSETS
Earning assets
Interest-bearing balances due from banks	$ 234,497	$ 142	0.24%	$ 184,750	$ 105	0.23%
Federal funds sold	2,030	1	0.20%	16,441	7	0.17%
Investment securities - taxable	374,163	2,204	2.36%	345,053	2,160	2.54%
Investment securities - non-taxable - FTE	148,566	2,500	6.75%	148,292	2,474	6.77%
Loans receivable - FTE	2,391,825	39,850	6.68%	2,438,832	39,117	6.50%
Total interest-earning assets	3,151,081	44,697	5.69%	3,133,368	43,863	5.68%
Non-earning assets	552,445			560,195
Total assets	$ 3,703,526			$ 3,693,563

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$ 1,127,525	$ 1,384	0.49%	$ 1,106,343	$ 1,447	0.53%
Time deposits	1,348,513	4,602	1.37%	1,402,558	4,813	1.39%
Total interest-bearing deposits	2,476,038	5,986	0.97%	2,508,901	6,260	1.01%
Federal funds purchased	--	--	0.00%	--	--	0.00%
Securities sold under agreement to repurchase	68,235	125	0.73%	71,057	139	0.79%
FHLB borrowed funds	150,154	1,227	3.28%	159,178	1,291	3.29%
Subordinated debentures	44,331	543	4.91%	44,331	538	4.92%
Total interest-bearing liabilities	2,738,758	7,881	1.15%	2,783,467	8,228	1.20%
Non-interest bearing liabilities
Non-interest bearing deposits	441,371			407,126
Other liabilities	30,256			23,031
Total liabilities	3,210,385			3,213,624
Shareholders' equity	493,141			479,939
Total liabilities and shareholders' equity	$ 3,703,526			$ 3,693,563
Net interest spread			4.54%			4.48%
Net interest income and margin - FTE		$ 36,816	4.69%		$ 35,635	4.61%

Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Six Months Ended
	June 30, 2011			June 30, 2010
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands)	Balance	Expense	Rate	Balance	Expense	Rate

ASSETS
Earning assets
Interest-bearing balances due from banks	$ 209,761	$ 247	0.24%	$ 148,294	$ 166	0.23%
Federal funds sold	9,196	8	0.18%	6,650	10	0.30%
Investment securities - taxable	356,646	4,364	2.47%	208,482	3,562	3.45%
Investment securities - non-taxable - FTE	151,397	4,974	6.63%	137,774	4,814	7.05%
Loans receivable - FTE	2,415,199	78,967	6.59%	2,091,764	63,284	6.10%
Total interest-earning assets	3,142,199	88,560	5.68%	2,592,964	71,836	5.59%
Non-earning assets	556,363			313,912
Total assets	$ 3,698,562			$ 2,906,876

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$ 1,116,993	$ 2,831	0.51%	$ 809,666	$ 2,389	0.60%
Time deposits	1,375,386	9,415	1.38%	933,745	8,778	1.90%
Total interest-bearing deposits	2,492,379	12,246	0.99%	1,743,411	11,167	1.29%
Federal funds purchased	--	--	0.00%	38	--	0.00%
Securities sold under agreement to repurchase	69,638	264	0.76%	57,319	212	0.75%
FHLB borrowed funds	154,641	2,518	3.28%	245,518	4,259	3.50%
Subordinated debentures	44,331	1,081	4.92%	47,464	1,197	5.09%
Total interest-bearing liabilities	2,760,989	16,109	1.18%	2,093,750	16,835	1.62%
Non-interest bearing liabilities
Non-interest bearing deposits	424,343			322,157
Other liabilities	26,654			16,192
Total liabilities	3,211,986			2,432,099
Shareholders' equity	486,576			474,777
Total liabilities and shareholders' equity	$ 3,698,562			$ 2,906,876
Net interest spread			4.50%			3.97%
Net interest income and margin - FTE		$ 72,451	4.65%		$ 55,001	4.28%
CONTACT: Brian S. Davis
         Chief Accounting Officer &
         Investor Relations Officer
         Home BancShares, Inc.
         (501) 328-4770